UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	January 7, 2004
Date of Earliest Event Reported:	January 7, 2004

BOISE CASCADE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 West Jefferson Street P.O. Box 50 Boise, Idaho		83728-0001
(Address of principal executive offices)		(Zip Code)

208/384-6161
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits
(c)	Exhibits.

Exhibit 99	Boise Office Solutions Investor Conference Webcast Presentation

Item 9.	Regulation FD Disclosure.

Boise will webcast its investor conference being held at Boise Office Solutions division headquarters in Itasca, Illinois, on January 7, 2004, beginning at 10 a.m. (Central standard time).  The conference will be hosted by George Harad, Boise’s chairman and chief executive officer, and will present details of Boise’s acquisition of OfficeMax, which was completed on December 9, 2003.  The presentation will include Boise’s plans for the new combined office products business estimates of financial performance for the combined entity,

The live webcast will be available on Boise’s Internet site and will be archived following the conference.  To access the webcast, please go to our website at www.bc.com and click on Investor Relations to find the link to the webcast.  The archived webcast will be available on the Presentations page of the Investor Relations section of Boise’s website.  A copy of the webcast presentation is attached as Exhibit 99.

Forward-Looking Statements

The presentation includes forward-looking statements.  These statements include, among others, those that refer to the expected benefits of Boise’s acquisition of OfficeMax, the anticipated synergies, and the expected impact of this transaction on our financial results.

These forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, and assumptions that could cause actual results to differ materially from those we describe in the forward-looking statements.  The risks, uncertainties, and assumptions include the possibility that we will be unable to fully realize the benefits we anticipate from the acquisition; the possibility that we will incur costs or difficulties related to the integration of our businesses greater than we expected; our ability to retain and motivate key employees of both organizations; the difficulty of keeping expense growth and integration costs at modest levels while increasing revenues; the challenges of integration and restructuring associated with the transaction; the challenges of achieving anticipated synergies; the timing and success of our evaluation of strategic alternatives for our paper and building products businesses; and other risks that are described from time to time in our Securities and Exchange Commission reports.

This presentation speaks only to the date of this presentation.  We undertake no obligation to review or update the forward-looking statements we have made here.

Finally, we undertake no obligation to review or confirm investor or analyst expectations or estimates that might be derived from this presentation.

Non-GAAP Measures

This presentation contains non-GAAP financial measures, including adjusted segment income from operations and adjusted EBITDA.  We believe the use of these measures provides useful information to our investors.  We have adjusted segment income to reflect the results of our operations before non-routine items, such as the non-recurring expenses related to the OfficeMax acquisition.  Because these items are not indicative of our ongoing operations, we have excluded them to assist our investors in understanding our core operating results.  We believe our use of EBITDA and adjusted EBITDA in this presentation will aid our investors’ understanding of the earnings potential of our office solutions segment, allowing investors to evaluate its operating liquidity.  Our calculation of EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and normal profit.  Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and excludes non-routine items.  Our calculation of these measures may not be comparable to similarly titled measures of other companies.  You should not consider these measures as substitutes for earnings from operations, net income or loss, cash flows from operating activities, or other statements of operations or cash flow data prepared in conformity with GAAP or as a GAAP measure of operating performance, profitability, or liquidity.

We have reconciled the non-GAAP financial measures to the most directly comparable GAAP measure on pages 98 and 99 of the presentation.  You can also find these reconciliations under the Investor Relations section of our website at www.bc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE CORPORATION

By	/s/ Karen E. Gowland
Karen E. Gowland Vice President and Corporate Secretary

Date:  January 7, 2004

EXHIBIT INDEX

Number	Description

99	*Boise Office Solutions Investor Conference Webcast Presentation

*Filed with this Form 8-K